UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5531

Babson Capital Participation Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis, Vice President, Secretary and Chief Legal Officer
1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Babson Capital Participation Investors

Report for the Six Months Ended June 30, 2014

Adviser	Transfer Agent & Registrar
Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189	DST Systems, Inc. P.O. Box 219086 Kansas City, MO 64121-9086 1-800-647-7374

Independent Registered Public Accounting Firm	Internet Website
KPMG LLP Boston, Massachusetts 02110	www.babsoncapital.com/mpv

Counsel to the Trust	Babson Capital Participation Investors
Ropes & Gray LLP	c/o Babson Capital Management LLC
Boston, Massachusetts 02110	1500 Main Street, Suite 2200
Springfield, Massachusetts 01115
Custodian	(413) 226-1516
State Street Bank and Trust Company
Boston, Massachusetts 02116

Investment Objective and Policy

Babson Capital Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade (as defined below), long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. These investments may include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below- investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust's total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody's, or, if unrated, are believed by Babson Capital Management LLC ("Babson Capital") to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's, or if unrated, is believed by Babson Capital to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Babson Capital manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.babsoncapital.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: http://www.babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

Babson Capital Participation Investors

TO OUR SHAREHOLDERS

July 31, 2014

We are pleased to present the June 30, 2014 Quarterly Report of Babson Capital Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on August 15, 2014 to shareholders of record on August 1, 2014. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.24 per share of net investment income, including $0.02 per share of non-recurring income, for the second quarter of 2014, compared to $0.26 per share in the previous quarter. The previous quarter's earnings included $0.05 per share of non-recurring income.

During the second quarter, the net assets of the Trust increased to $139,691,726 or $13.60 per share compared to $135,394,699 or $13.20 per share on March 31, 2014. This translates into a 5.1% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 14.5%, 12.7%, 14.0%, 12.9% and 12.1% for the 1, 3, 5, 10, and 25-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price increased 3.1% during the quarter, from $13.27 per share as of March 31, 2014 to $13.68 per share as of June 30, 2014. The Trust's market price of $13.68 per share equates to a 0.6% premium over the June 30, 2014 net asset value per share of $13.60. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 14.3%, 11.3% and 10.1%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 2.1% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 2.4% for the quarter.

Although middle market merger and acquisition activity picked up during the second quarter of 2014, purchase price and leverage multiples continued to increase. The Trust closed one new private placement investment during the second quarter. This investment was in ERG Holding Company LLC. A brief description of the investment can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in this transaction was $1.0 million. On a year-to-date basis, we have invested $7.8 million of capital, up 9% from the $7.1 million of capital we invested in the first half of 2013. The principal reason for the relatively slow pace of our investment activity is simple – we are not willing to provide financial leverage at levels that we believe are imprudent. Depending upon the data source, market leverage levels are at or above the peak levels we last saw in 2007. Similarly, purchase price multiples are at or above 2007 levels, leading many private equity sponsor groups to be unwilling to pay such high prices for companies. We are troubled by current market conditions and are approaching new investment opportunities cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. While our investment volume has typically suffered during very aggressive market conditions such as we have today, this approach has served us well over the long term and through all kinds of market cycles.

The condition of the Trust's existing portfolio remained solid through the second quarter. Sales and earnings for the Trust's portfolio as a whole continued their upward momentum. We only had a few credit downgrades during the quarter. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. We successfully exited six investments during the second quarter and realized significant gains from these transactions. We continue to have a large backlog of portfolio companies that are in the process of being sold, with closings expected this year. We only had one portfolio company prepay its debt instruments held by the Trust during the second quarter. This low level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013, when 32 of the Trust's portfolio companies fully or partially prepaid their debt obligations to the Trust.

(Continued)

The Trust was able to maintain its $0.27 per share quarterly dividend for the second quarter. However, net investment income, excluding non-recurring income, has been below the dividend rate since the second quarter of 2012. As we have discussed in prior reports, income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of prepayment and exit activity that has occurred since the beginning of 2012. We have not been able to offset this with new investments due to the aggressive and highly competitive market conditions and the slower merger and acquisition market that have existed for most of the past few years. We have been able to maintain the $0.27 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, dividends tend to be correlated with earnings capacity. Absent non-recurring income and earnings carried forward from prior quarters, earnings available for the quarterly dividend would have been approximately $0.24 per share for the second quarter. We have nearly depleted the earnings carry-forward and will not have that source available to supplement current income any longer. Unless market conditions change dramatically, it is also unlikely that we will be able to rebuild the portfolio back to its former size in the near term. As a result, it is likely that next quarter we will have to reduce the dividend from the current $0.27 per share quarterly rate. We and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Participation Investors.

Sincerely,

Michael L. Klofas

President

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $84,517,499)	$84,945,420
Corporate restricted securities at market value
(Cost - $15,064,136)	15,832,341
Corporate public securities at market value
(Cost - $39,322,627)	41,562,148
Short-term securities at amortized cost	5,749,466
Total investments (Cost -$144,653,728)	148,089,375
Cash	6,713,943
Interest receivable	1,581,790
Other assets	52,369
Total assets	156,437,477

Liabilities:
Note payable	15,000,000
Tax payable	591,004
Payable for investments purchased	335,000
Investment advisory fee payable	314,306
Deferred tax liability	255,833
Interest payable	27,267
Accrued expenses	222,341
Total liabilities	16,745,751
Total net assets	$139,691,726

Net Assets:
Common shares, par value $.01 per share	$102,737
Additional paid-in capital	96,760,640
Retained net realized gain on investments, prior years	37,186,148
Undistributed net investment income	2,424,481
Accumulated net realized gain on investments	37,906
Net unrealized depreciation of investments	3,179,814
Total net assets	$139,691,726
Common shares issued and outstanding (14,787,750 authorized)	10,273,710
Net asset value per share	$13.60

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2014
(Unaudited)

Investment Income:
Interest	$5,985,603
Dividends	296,776
Other	157,186
Total investment income	6,439,565

Expenses:
Investment advisory fees	613,263
Interest	306,750
Trustees' fees and expenses	168,000
Professional fees	146,550
Reports to shareholders	45,000
Custodian fees	15,000
Other	201,548

Total expenses	1,496,111

Investment income - net	4,943,454

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	1,383,464
Income tax expense	(288,346)
Net realized loss on investments after taxes	1,095,118
Net change in unrealized appreciation of investments before taxes	4,209,070
Net change in deferred income tax expense	414,727
Net change in unrealized appreciation of investments after taxes	4,623,797

Net gain on investments	5,718,915

Net increase in net assets resulting from operations	$10,662,369

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the six months ended June 30, 2014
(Unaudited)

Net decrease in cash:

Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$2,756,756
Purchases of portfolio securities	(19,506,538)
Proceeds from disposition of portfolio securities	14,674,019
Interest, dividends and other income received	5,364,794
Interest expense paid	(306,750)
Operating expenses paid	(1,186,338)
Income taxes paid	(31,346)
Net cash provided by operating activities	1,764,597

Cash flows from financing activities:
Cash dividends paid from net investment income	(5,535,957)
Receipts for shares issued on reinvestment of dividends	383,981
Net cash used for financing activities	(5,151,976)

Net decrease in cash	(3,387,379)
Cash - beginning of year	10,101,322
Cash - end of period	$6,713,943

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$10,662,369
Increase in investments	(8,547,820)
Increase in interest receivable	(325,026)
Increase in other assets	(34,246)
Decrease in deferred tax liability	(414,727)
Increase in payable for investments purchased	164,024
Increase in investment advisory fee payable	18,621
Increase in tax payable	257,000
Decrease in accrued expenses	(15,598)
Total adjustments to net assets from operations	(8,897,772)
Net cash provided by operating activities	$1,764,597

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six
	months ended	For the
	06/30/2014	year ended
	(Unaudited)	12/31/2013
Increase in net assets:

Operations:
Investment income - net	$4,943,454	$10,228,050
Net realized gain on investments after taxes	1,095,118	(1,116,143)
Net change in unrealized appreciation of investments after taxes	4,623,797	4,650,973
Net increase in net assets resulting from operations	10,662,369	13,762,880

Increase from common shares issued on reinvestment of dividends
Common shares issued (2014 - 29,543; 2013 - 60,918)	383,981	817,760

Dividends to shareholders from:
Net investment income (2014 - $0.27 per share; 2013 - $1.08 per share)	(2,770,032)	(11,039,357)
Total increase in net assets	8,276,318	3,541,283

Net assets, beginning of year	131,415,408	127,874,125

Net assets, end of period/year (including undistributed net investment
income of $2,424,481 and $251,059, respectively)	$139,691,726	$131,415,408

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the six months
	ended 06/30/2014		For the years ended December 31,
	(Unaudited)		2013		2012	2011		2010	2009

Net asset value:
Beginning of year	$12.83		$12.56		$11.90	$11.89		$10.91	$11.10
Net investment income (a)	0.48		1.00		1.08	1.14		1.02	0.94
Net realized and unrealized
gain (loss) on investments	0.56		0.35		0.64	0.08		0.95	(0.13)
Total from investment operations	1.04		1.35		1.72	1.22		1.97	0.81
Dividends from net investment
income to common shareholders	(0.27)		(1.08)		(1.04)	(1.23)		(1.00)	(1.00)
Dividends from net realized gain
on investments to common shareholders	—		—		(0.04)	(0.00	)(b)	—	—
Increase from dividends reinvested	(0.00)		(0.00	)(b)	0.02	0.02		0.01	(0.00	)(b)
Total dividends	(0.27)		(1.08)		(1.06)	(1.21)		(0.99)	(1.00)
Net asset value: End of period/year	$13.60		$12.83		$12.56	$11.90		$11.89	$10.91
Per share market value:
End of period/year	$13.68		$12.88		$13.91	$15.85		$13.88	$12.20
Total investment return
Net asset value (c)	8.19%		10.97%		15.89%	10.56%		18.71%	7.60%
Market value (c)	8.45%		0.47%		(4.54)%	24.16%		22.94%	40.86%
Net assets (in millions):
End of period/year	$139.69		$131.42		$127.87	$120.32		$119.54	$108.93
Ratio of total expenses
to average net assets	2.67	%(e)	2.15%		2.83%	2.18%		2.53%	2.04%
Ratio of operating expense
to average net assets	1.78	%(e)	1.51%		1.51%	1.42%		1.46%	1.41%
Ratio of interest expense
to average net assets (d)	0.46	%(e)	0.47%		0.49%	0.56%		0.61%	0.63%
Ratio of income tax expenses
to average net assets	0.43	%(e)	0.17%		0.83%	0.20%		0.46%	0.00%
Ratio of net investment income
to average net assets	7.40	%(e)	7.77%		8.82%	9.33%		8.96%	8.55%
Portfolio turnover	11%		30%		34%	21%		27%	23%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

(e)	Annualized

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$12	$12
Asset coverage per $1,000
of indebtedness	$10,313	$9,761	$9,525	$9,021	$10,962	$10,077

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014
(Unaudited)

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities - 72.14%: (A)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 60.81%
1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 2019	$670,765	10/17/12	$659,572	$665,829
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	46,026
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	102,270	112,526
			773,206	824,381
A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
Limited Partnership Interest (B)	12.26% int.	11/21/07	96,028	228,178

A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 2020	$1,033,674	12/20/13	1,014,159	1,054,347
Limited Liability Company Unit Class A (B)	3,094 uts.	*	153,704	225,553
Limited Liability Company Unit Class B (B)	1,479 uts.	10/09/09	52,999	107,819
* 10/09/09 and 10/27/10.			1,220,862	1,387,719

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2015 (D)	$420,000	05/15/08	413,944	210,000
13% Senior Subordinated Note due 2015 (D)	$420,000	05/15/08	384,627	—
Common Stock (B)	60,000 shs.	05/15/08	60,000	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	21,099 shs.	05/15/08	35,654	—
			894,225	210,000
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 2019	$500,000	08/01/12	456,923	509,490
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	180,753
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	30,323
			624,369	720,566
ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	32 uts.	11/09/12	—	—

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 2018	$1,134,615	12/07/12	$1,120,747	$1,111,958
Limited Liability Company Unit (B)	1,431 uts.	*	143,077	115,356
* 12/07/12 and 07/11/13.			1,263,824	1,227,314

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	421 shs.	12/27/07	208,456	682,168
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	45,002
			230,056	727,170
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
Common Stock (B)	713 shs.	09/26/08	71,303	147,137
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	507 shs.	09/26/08	46,584	104,626
			117,887	251,763
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2014	$1,237,502	*	1,236,828	1,175,627
Preferred Class A Unit (B)	1,706 uts.	**	170,600	—
Preferred Class B Unit (B)	808 uts.	06/09/08	80,789	—
Common Class B Unit (B)	16,100 uts.	01/22/04	1	—
Common Class D Unit (B)	3,690 uts.	09/12/06	—	—
* 01/22/04 and 06/09/08.			1,488,218	1,175,627
** 01/22/04 and 09/12/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	113,636	230,285

Apex Analytix Holding Corporation
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
Preferred Stock Series B (B)	1,623 shs.	04/28/09	162,269	259,513
Common Stock (B)	723 shs.	04/28/09	723	380,302
			162,992	639,815

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$803,736	12/21/11	$789,035	$819,810
Limited Liability Company Unit Class B (B)	26 uts.	12/21/11	28,418	71,187
Limited Liability Company Unit Class C (B)	224 uts.	12/21/11	221,582	577,239
			1,039,035	1,468,236
ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
13.5% Senior Subordinated Note due 2020	$1,325,026	05/21/13	1,301,633	1,338,276
Preferred Stock Series (B)	29 shs.	05/21/13	289,604	305,048
Common Stock (B)	29 shs.	05/21/13	32,178	190,903
			1,623,415	1,834,227
Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2016	$205,667	05/18/05	184,102	205,667
Preferred Stock (B)	33 shs.	10/16/09	33,224	110,079
Common Stock (B)	263 shs.	05/18/05	263,298	27,197
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	69 shs.	05/18/05	59,362	7,130
			539,986	350,073
Baby Jogger Holdings LLC
A designer and marketer of premium baby strollers and stroller accessories.
14% Senior Subordinated Note due 2019	$942,213	04/20/12	927,781	951,635
Common Stock (B)	754 shs.	04/20/12	75,376	128,439
			1,003,157	1,080,074
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 2018	$317,730	10/12/12	312,833	319,530
13% Senior Subordinated Note due 2019	$323,243	10/12/12	303,569	326,548
Common Stock (B)	51,064 shs.	10/12/12	51,064	81,965
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	32,449
			687,682	760,492
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
14% Senior Subordinated Note due 2018	$1,077,842	10/17/12	1,061,259	1,088,620
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	41,667	97,418
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	198,367
			1,269,592	1,384,405

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2015	$1,207,902	06/30/06	$1,205,503	$1,147,507
Preferred Stock Class A (B)	465 shs.	06/30/06	141,946	115,431
Common Stock (B)	1 sh.	06/30/06	152	—
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	164 shs.	06/30/06	48,760	40,567
			1,396,361	1,303,505
C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
12.5% Senior Subordinated Note due 2015	$429,070	08/07/08	419,663	429,070
Common Stock (B)	41,860 shs.	08/07/08	41,860	108,651
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	32,914 shs.	08/07/08	32,965	85,431
			494,488	623,152
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	55 shs.	*	252	787,507
*12/30/97 and 05/29/99.

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 2019	$1,412,605	05/09/13	1,338,776	1,454,983
Preferred Stock (B)	1,350 shs.	05/09/13	134,972	139,211
Preferred Stock (B)	489 shs.	05/09/13	48,721	50,456
Common Stock (B)	140 shs.	05/09/13	14,864	20,624
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	58 shs.	05/09/13	5,430	8,566
			1,542,763	1,673,840

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$750,769	01/19/11	723,713	758,277
14% Senior Subordinated Note due 2019	$194,874	08/03/12	191,815	198,771
Common Stock (B)	375 shs.	01/19/11	37,500	50,185
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	39,448
			982,278	1,046,681

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 2018	$418,457	03/26/12	$408,577	$419,292
Common Stock (B)	1,327 shs.	*	132,700	83,424
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	3,583
*03/26/12, 05/25/12 and 06/19/12.			547,017	506,299

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	223,594

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	58,926
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	45,676
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	—	742,226
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	—	—
			142,369	846,828
Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	9,081 shs.	07/05/07	370,796	302,691
Preferred Stock Series C (B)	3,748 shs.	07/05/07	125,207	104,158
Common Stock (B)	380 shs.	07/05/07	4	—
Limited Partnership Interest (B)	6.88% int.	*	103,135	—
*08/12/04 and 01/14/05.			599,142	406,849

CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2015, to purchase
common stock at $.001 per share (B)	10 shs.	08/04/05	72,617	229,059

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$1,032,750	08/21/08	1,004,877	1,032,750
Common Stock (B)	135,000 shs.	08/21/08	135,000	86,184
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72,037 shs.	08/21/08	103,143	45,989
			1,243,020	1,164,923

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 2019	$1,203,510	11/22/13	$1,181,420	$1,237,089
Common Stock (B)	31,044 shs.	11/22/13	443,182	327,595
			1,624,602	1,564,684

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	156 shs.	10/27/09	156,468	223,215
Preferred Stock Series A (B)	114 shs.	10/27/09	104,374	163,085
Common Stock (B)	38 shs.	10/27/09	38,244	34,670
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	28 shs.	10/27/09	25,735	25,331
			324,821	446,301
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 2019	$1,335,655	05/04/12	1,315,403	1,330,099
Preferred Stock (B)	25 shs.	05/04/12	252,434	282,383
Common Stock (B)	25 shs.	05/04/12	28,048	84,273
			1,595,885	1,696,755
Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
13% Senior Subordinated Note due 2015	$488,572	11/01/06	480,995	488,572
Common Stock (B)	102,857 shs.	11/01/06	102,857	57,683
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	32,294 shs.	11/01/06	44,663	18,111
			628,515	564,366
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	349 shs.	01/08/08	174,701	244,744

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$950,000	02/01/10	874,869	959,500
Common Stock (B)	50 shs.	02/01/10	50,000	74,199
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	119 shs.	02/01/10	107,100	176,920
			1,031,969	1,210,619

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
Corporate Restricted Securities: (A) (Continued)	Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ELT Holding Company
A provider of web-based ethics and compliance training solutions for companies in the United States.
Common Stock (B)	41 shs.	03/01/12	$90,909	$139,073

EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 2019	$589,032	07/26/13	578,717	606,703
Common Stock (B)	1,535 shs.	07/26/13	153,474	89,375
			732,191	696,078
ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 2019	$933,734	*	915,681	942,478
Common Stock (B)	31 shs.	04/04/14	77,533	77,525
*04/04/14 and 06/30/14.			993,214	1,020,003

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	203,569
Limited Liability Company Unit (B)	171 uts.	09/27/10	17,073	25,350
			75,418	228,919

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit (B)	80,559 uts.	04/15/14	—	80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	118,649
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	16,913
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	13,373
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	24,473
			105,046	253,967

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	109,457

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount, Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	$767	$43,446
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	82,681
			76,687	126,127
GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 2020	$1,566,173	03/27/14	1,535,764	1,578,774
Common Stock (B)	155 shs.	03/27/14	155,000	133,439
			1,690,764	1,712,213
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 2019	$1,160,664	03/27/13	1,141,330	1,167,044
Common Stock (B)	1,181 shs.	03/27/13	118,110	129,624
			1,259,440	1,296,668
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 2019 (D)	$38,950	11/13/13	231,183	—
Preferred Stock (B)	151,643 shs.	11/13/13	77,643	—
Preferred Stock Series F (B)	155,800 shs.	11/13/13	924,731	—
			1,233,557	—
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 2020	$727,865	02/05/14	678,773	740,629
Common Stock (B)	846 shs.	02/05/14	84,636	74,061
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	34,754
			800,225	849,444
Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Common Stock (B)	38 shs.	11/14/11	38,461	123,878
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	28 shs.	11/14/11	25,596	88,705
			64,057	212,583

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
Corporate Restricted Securities: (A) (Continued)	Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
	—	—	—	—
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 2019	$1,473,281	02/14/14	$1,445,249	$1,494,770
Common Stock (B)	821 shs.	02/14/14	822	47,476
Preferred Stock Series A (B)	2,547 shs.	02/14/14	254,734	257,875
			1,700,805	1,800,121
Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
14% Senior Subordinated Note due 2019 (D)	$731,712	03/09/12	719,498	708,568
16% Senior Subordinated PIK Note due 2019	$45,901	03/31/14	45,901	44,437
Common Stock (B)	517 shs.	03/09/12	51,724	49,173
			817,123	802,178
HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 2020	$1,537,349	01/17/14	1,508,384	1,563,425
Limited Liability Company Unit (B)	102 uts.	01/17/14	101,563	69,834
			1,609,947	1,633,259
Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/ defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 2018	$703,125	04/15/13	665,256	710,239
Limited Liability Company Unit (B)	234 uts.	04/15/13	234,375	155,281
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37,177 shs.	04/15/13	32,344	23,456
			931,975	888,976
Home Decor Holding Company
A designer, manufacturer and marketer of framed art and wall decor products.
Common Stock (B)	33 shs.	*	33,216	93,016
Warrant, exercisable until 2016, to purchase
common stock at $.02 per share (B)	106 shs.	*	105,618	295,736
* 06/30/04 and 08/19/04.			138,834	388,752

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	—	—
			—	—

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
Corporate Restricted Securities: (A) (Continued)	Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016	$1,098,837	08/19/08	$1,066,613	$1,093,539
Common Stock (B)	251 shs.	08/19/08	251,163	79,177
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	20,466
			1,378,009	1,193,182
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
14% Senior Subordinated Note due 2019	$1,176,999	09/27/12	1,158,071	1,197,089
Preferred Stock Series A (B)	1,127 shs.	09/27/12	112,726	135,157
Common Stock (B)	910 shs.	09/27/12	910	20,940
			1,271,707	1,353,186
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	93 shs.	10/27/11	92,854	192,591

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	381,153

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	165 shs.	12/20/10	165,000	249,416
Preferred Stock B (B)	0.06 shs.	12/20/10	—	91
Common Stock (B)	33 shs.	12/20/10	1,667	85,605
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	102,384
			272,310	437,496
Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 2019	$1,342,391	12/11/13	1,317,416	1,382,663
Limited Liability Company Unit Class A (B)	283 uts.	12/11/13	232,837	371,940
			1,550,253	1,754,603
JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 2019	$1,069,689	12/05/12	1,052,039	1,043,720
Limited Liability Company Unit (B)	217,391 uts.	12/05/12	217,391	113,001
			1,269,430	1,156,721

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
Corporate Restricted Securities: (A) (Continued)	Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
14% Senior Subordinated Note due 2019	$1,159,972	12/23/11	$1,136,995	$1,194,771
Preferred Stock Series A (B)	102 shs.	12/23/11	39,887	45,092
Preferred Stock Series B (B)	29 shs.	12/23/11	—	—
Common Stock (B)	163 shs.	*	6,522	196,634
* 12/23/11 and 06/30/14.			1,183,404	1,436,497

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/25/06	71,053	49,762
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	30,535
			108,924	80,297
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	29 shs.	06/30/09	29,348	83,617
Convertible Preferred Stock Series D (B)	13 shs.	09/17/09	12,958	38,880
Common Stock (B)	235 shs.	07/15/08	234,783	109,521
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	51 shs.	07/16/08	50,836	23,716
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	67 shs.	09/17/09	—	31,441
			327,925	287,175
LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
Common Stock (B)	105 shs.	08/15/11	105,019	163,219

M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	32 shs.	09/12/08	32,143	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	09/12/08	34,714	—
			66,857	—

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit (B)	12,764 uts.	*	$166,481	$158,644
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	22,212
* 05/04/07 and 01/02/08.			189,262	180,856

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 2018	$419,971	01/15/10	388,473	419,971
15% Senior Subordinated Note due 2018	$112,416	10/05/10	111,109	112,021
Common Stock (B)	35 shs.	10/05/10	35,400	67,253
Common Stock Class B (B)	118 shs.	01/15/10	117,647	223,511
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	104 shs.	01/15/10	94,579	197,807
			747,208	1,020,563
MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	66 uts.	08/29/08	66,451	82,182
Common Unit Class A (B)	671 uts.	08/29/08	671	68,822
Common Unit Class B (B)	263 uts.	08/29/08	63,564	26,999
			130,686	178,003
Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.
14% Senior Subordinated Note due 2019	$454,295	09/22/11	447,840	463,381
Limited Liability Company Unit Series A	228 uts.	04/30/14	14,760	13,857
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	183,112
			618,545	660,350
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 2014 (D)	$902,727	*	865,676	—
Preferred Stock Series A (B)	519 shs.	10/10/12	498,734	—
Common Stock (B)	238 shs.	*	238,000	—
Common Stock Series B (B)	597 shs.	10/10/12	6	—
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	87 shs.	*	86,281	—
* 08/12/05 and 09/11/06.			1,688,697	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 2019	$1,246,044	11/02/12	$1,225,730	$1,169,989
Common Stock (B)	45 shs.	11/02/12	44,643	9,458
			1,270,373	1,179,447
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017	$965,657	11/30/10	955,211	965,657
Limited Liability Company Unit Class B-1 (B)	75,000 uts.	11/30/10	—	92,017
Limited Liability Company Unit Class B-2 (B)	6,801 uts.	11/30/10	—	8,344
			955,211	1,066,018
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	429 shs.	12/20/12	306,091	—

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2015	$1,061,463	02/02/07	1,045,391	1,008,389
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	—
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	—
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	59,646
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	132,460
* 12/18/08 and 09/30/09.			1,798,048	1,200,495

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 2018	$484,973	11/05/10	458,169	484,973
Limited Liability Company Unit Series B (B)	17,241 uts.	11/05/10	17,241	33,759
Limited Liability Company Unit Series B (B)	34,931 uts.	11/05/10	34,931	68,395
Limited Liability Company Unit Series F (B)	34,931 uts.	11/05/10	—	8,453
			510,341	595,580

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	1,740 uts.	*	$174,006	$163,371
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	2,605 shs.	*	260,479	244,558
* 07/09/09 and 08/09/10.			434,485	407,929

NT Holding Company
A leading developer, manufacturer and provider of medical products used primarily in interventional pain management.
Common Stock (B)	126 shs.	*	125,883	287,571
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	59 shs.	02/02/11	52,987	134,214
* 02/02/11 and 06/30/11.			178,870	421,785

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2018	$444,445	06/04/10	422,148	444,445
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	25,952
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	—
Common Stock (B)	344 shs.	06/04/10	344	—
			508,971	470,397
Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)	1,942 uts.	01/17/06	302,885	782,736
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	328 shs.	01/17/06	90,424	132,155
			393,309	914,891
P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
Preferred Stock Class A (B)	29 shs.	12/21/10	180,380	346,474
Common Stock (B)	29 shs.	12/21/10	13,500	155,177
			193,880	501,651
P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.
15% Senior Subordinated Note due 2017	$993,533	12/20/10	982,463	993,533
Limited Liability Company Unit Class A (B)	33 uts.	12/20/10	106,071	136,596
Limited Liability Company Unit Class B (B)	33 uts.	12/20/10	1,072	44,496
			1,089,606	1,174,625

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount, Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
0% Senior Subordinated Note due 2014 (B)	$42,188	12/18/12	$—	$42,188

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	63,119
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	—
Common Stock (B)	21,462 shs.	05/22/09	993,816	—
			1,342,900	63,119
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
16% Senior Subordinated Note due 2018	$1,166,064	11/29/12	1,144,299	1,211,604
Limited Liability Company Unit (B)	0 ut.	11/29/12	156,250	212,806
			1,300,549	1,424,410
Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	109 shs.	11/12/09	107,970	196,392

R A J Manufacturing Holdings LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 2017	$49,908	01/02/14	217,411	49,908
Limited Liability Company Unit (B)	1,497 uts.	12/15/06	149,723	18,378
Limited Liability Company Unit Class B	6 uts.	01/02/14	219,593	26,955
Limited Liability Company Unit Class B-1	9 uts.	01/02/14	374,307	374,308
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	2 shs.	12/15/06	69,609	8,673
			1,030,643	478,222
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2018	$1,172,371	*	1,157,645	1,194,254
Limited Liability Company Unit Class A (B)	13,548 uts.	*	135,477	156,619
* 10/21/11 and 08/03/12.			1,293,122	1,350,873

Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
Preferred Stock (B)	39,062 shs.	12/11/12	39,062	44,501
Common Stock (B)	39 shs.	12/11/12	4	42,123
			39,066	86,624

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount, Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
15% Senior Subordinated Note due 2018	$843,750	*	$834,291	$852,188
Preferred Stock (B)	2,098 shs.	03/30/12	83,920	100,637
Common Stock (B)	983 shs.	03/30/12	9,830	43,362
* 03/30/12 and 05/16/13.			928,041	996,187

Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
7% Senior Subordinated Note due 2014 (D)	$1,379,943	01/15/09	826,004	—

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
12.5% Senior Subordinated Note due 2021	$755,088	03/15/13	715,946	770,190
Common Stock (B)	76 shs.	03/15/13	75,509	140,859
Warrant, exercisable until 2023, to purchase
common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	57,549
			819,771	968,598
Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	485,489
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	83 shs.	*	67,467	122,975
* 08/31/07 and 03/06/08.			328,729	608,464

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 2019	$738,694	10/18/13	725,266	713,577
Common Stock (B)	841 shs.	10/18/13	84,100	2,446
			809,366	716,023
Snacks Parent Corporation
The world's largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2020	$900,960	11/12/10	865,922	900,960
Preferred Stock A (B)	1,132 shs.	11/12/10	100,501	81,177
Preferred Stock B (B)	525 shs.	11/12/10	—	37,669
Common Stock (B)	6,579 shs.	11/12/10	6,579	292,023
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	1,806 shs.	11/12/10	1,806	80,169
			974,808	1,391,998

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
Corporate Restricted Securities: (A) (Continued)	Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
14.25% Senior Subordinated Note due 2017	$1,200,671	12/15/09	$1,099,050	$1,210,748
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	136 shs.	12/15/09	120,234	96,351
			1,219,284	1,307,099
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
Common Stock (B)	16 shs.	10/23/08	158,824	423,423
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6 shs.	10/23/08	53,285	159,963
			212,109	583,386
Stag Parkway Holding Company
A distributor of RV parts and accessories in the United States.
13% Senior Subordinated Note due 2018	$1,149,231	12/19/12	1,105,957	1,172,215
Common Stock (B)	118 shs.	12/19/12	118,203	123,077
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	12/19/12	31,848	36,142
			1,256,008	1,331,434
Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 2019	$1,059,783	12/13/13	1,039,592	1,085,613
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	161,490
			1,198,559	1,247,103

Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.

14.5% Senior Subordinated Note due 2018 (D)	$959,148	07/01/11	943,703	—
Preferred Stock Series A (B)	76 shs.	07/01/11	76,046	—
			1,019,749	—
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	3,405 shs.	03/31/10	—	—

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount, Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$1,033,333	12/14/10	$997,975	$1,034,451
14% Senior Subordinated PIK Note due 2017	$97,130	08/17/12	94,549	97,235
Common Stock (B)	38 shs.	12/14/10	38,168	30,195
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	29,467
			1,167,941	1,191,348
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2019	$1,957,699	09/02/08	1,899,014	1,761,929
Preferred Stock Series D (B)	257 shs.	02/27/13	25,678	—
Redeemable Preferred Stock Series A (B)	678 shs.	09/02/08	6,630	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6,778 shs.	09/02/08	59,661	—
			1,990,983	1,761,929
Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2016 (D)	$350,860	*	9,345	350,860
Common Stock Class B	32 shs.	*	—	—
Limited Partnership Interest of
Saw Mill Capital Fund V, LLC (B)	2.27% int.	**	65,387	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	41 shs.	04/28/06	33,738	—
* 04/28/06 and 09/13/06.			108,470	350,860
** 03/01/05 and 10/10/08.

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% Senior Subordinated Note due 2020 (D)	$46,798	12/05/13	219,203	—
3% Senior Subordinated Note due 2018 (D)	$1,062,258	12/05/13	—	956,032
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	28,079	12/05/13	—	—
			219,203	956,032

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Principal Amount,
Corporate Restricted Securities: (A) (Continued)	Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Transpac Holding Company
A designer, importer, and wholesaler of home decor and seasonal gift products.
12% Senior Subordinated Note due 2015 (D)	$938,651	10/31/07	$909,276	$281,595
Common Stock (B)	110 shs.	10/31/07	110,430	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	50 shs.	10/31/07	46,380	—
			1,066,086	281,595
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 2019	$1,506,624	07/05/13	1,480,394	1,521,690
Limited Liability Company Unit Class A (B)	147,727 shs.	07/05/13	147,727	149,747
			1,628,121	1,671,437

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2016	$727,062	*	714,484	727,062
Preferred Stock Series B (B)	128 shs.	10/20/08	127,677	512,748
Common Stock (B)	393 shs.	*	423,985	—
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	81 shs.	*	84,650	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	558 shs.	10/20/08	—	—
* 07/19/05 and 12/22/05.			1,350,796	1,239,810

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	5,888 uts.	02/28/11	78,125	206,007
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	3,060 shs.	04/11/03	36,032	22,670
			114,157	228,677
U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
Common Stock (B)	96 shs.	04/30/04	96,400	227,843
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	122 shs.	04/30/04	112,106	288,349
			208,506	516,192

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U M A Enterprises, Inc.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2021	$1,236,665	06/06/14	$338,374	$1,236,665
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	791 shs.	06/06/14	—	—
			338,374	1,236,665
Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	406,525 uts.	10/29/09	184,266	—
Class C Unit (B)	450,000 uts.	10/29/09	413,244	91,931
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	—
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	—
* 07/19/04 and 10/29/09.			923,711	91,931

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
13% Senior Subordinated Note due 2020	$500,590	03/31/14	490,883	510,542
Common Stock (B)	3,632 shs.	03/31/14	363,158	345,000
			854,041	855,542
Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2016 (D)	$1,680,931	11/30/06	867,531	—
Common Stock (B)	101 shs.	11/30/06	101,250	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	—
			1,014,571	—
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	703 shs.	06/08/10	70,308	101,325
Common Stock (B)	353 shs.	06/08/10	353	47,679
			70,661	149,004
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$794,521	12/16/10	750,180	791,272
Common Stock (B)	205 shs.	12/16/10	205,480	84,113
Warrant, exercisable until 2018, to purchase
common stock at $.02 per share (B)	55 shs.	12/16/10	49,334	22,604
			1,004,994	897,989

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$908,288	11/03/11	$895,793	$926,455
Common Stock (B)	1,500 shs.	11/03/11	150,000	191,275
			1,045,793	1,117,730

Total Private Placement Investments (E)			$84,517,499	$84,945,420

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Interest	Due	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Rule 144A Securities - 11.33%:

Bonds 11.33%
Alliant Techsystems Inc.	5.250%	10/01/21	$500,000	$500,000	$516,250
ArcelorMittal	6.125	06/01/18	500,000	510,763	548,750
Belden Inc.	5.250	07/15/24	210,000	210,000	211,575
Cornerstone Chemical Company	9.375	03/15/18	375,000	383,089	396,563
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	334,025
First Data Corporation	7.375	06/15/19	250,000	250,000	268,438
Forest Laboratories, Inc.	5.000	12/15/21	370,000	370,000	405,468
Forest Laboratories, Inc.	4.875	02/15/21	500,000	500,000	546,010
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	169,600
Hercules Offshore, Inc.	7.500	10/01/21	750,000	750,000	744,375
Hilcorp Energy Company	7.625	04/15/21	325,000	313,477	355,063
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	335,000
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	750,000	750,000	796,875
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	556,250
JBS USA Holdings, Inc.	7.750	10/28/20	375,000	394,487	401,250
Lamar Media Corporation	5.375	01/15/24	160,000	160,000	165,600
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	683,281	699,464
Lifepoint Hospitals, Inc.	5.500	12/01/21	350,000	360,335	366,624
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	531,250
MEG Energy Corporation	7.000	03/31/24	500,000	500,000	551,250
Niska Gas Storage Partners LLC	6.500	04/01/19	500,000	500,000	480,000
NRG Energy, Inc.	6.250	07/15/22	500,000	500,000	532,500
Numericable Group SA	4.875	05/15/19	240,000	240,000	246,300
NXP BV/NXP Funding LLC	3.750	06/01/18	750,000	750,000	751,875
Penske Corporation	4.875	07/11/22	500,000	498,185	547,135
RKI Inc.	8.500	08/01/21	500,000	502,296	542,500
Prestige Brands Holdings, Inc.	5.375	12/15/21	650,000	650,000	663,000
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	250,000	250,000	265,000
Samson Investment Company	9.750	02/15/20	350,000	342,627	368,813

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

Sirius XM Radio Inc.	5.875%	10/01/20	$445,000	$445,000	$470,588
Sprint Corporation	7.125	06/15/24	155,000	155,000	164,300
Tesoro Logistics LP	5.875	10/01/20	500,000	510,494	527,500
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	538,750
Univision Communications	5.125	05/15/23	160,000	160,000	169,400
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,677	265,625
Welltec A/S	8.000	02/01/19	375,000	369,425	399,375
Total Bonds				15,064,136	15,832,341

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			194	—	—
Total Convertible Preferred Stock				—	—

Preferred Stock - 0.00%
TherOX, Inc. (B)			26	—	—
Total Preferred Stock				—	—

Common Stock - 0.00%
Touchstone Health Partnership (B)			292	—	—
Total Common Stock				—	—

Total Rule 144A Securities				15,064,136	15,832,341

Total Corporate Restricted Securities				$99,581,635	$100,777,761

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Interest	Due	Principal		Market
Corporate Public Securities - 29.75%: (A)	Rate	Date	Amount	Cost	Value

Bank Loans - 0.12%
Aquilex Holdings LLC	5.250%	12/31/20	$170,548	$170,148	$169,695
Total Bank Loans				170,148	169,695

Bonds - 29.62%
AAAR Corporation	7.250%	01/15/22	$1,000,000	$1,055,509	$1,095,000
Access Midstream Partners, L.P.	4.875	03/15/24	500,000	500,000	528,125
Accuride Corp	9.500	08/01/18	500,000	486,069	526,700
ADT Corporation	6.250	10/15/21	500,000	517,713	530,000
Alcoa, Inc.	6.150	08/15/20	600,000	624,790	677,854
Alliant Techsystems Inc.	6.875	09/15/20	500,000	531,115	540,000
Ally Financial, Inc.	5.500	02/15/17	750,000	760,035	812,813
Alta Mesa Financial Services	9.625	10/15/18	750,000	731,859	787,500
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	409,813
American Axle & Manufacturing, Inc.	5.125	02/15/19	120,000	120,000	126,000
Anglogold Holdings PLC	5.375	04/15/20	600,000	604,340	609,340
Avis Budget Car Rental	9.750	03/15/20	375,000	375,000	424,688
B E Aerospace, Inc.	6.875	10/01/20	250,000	255,631	271,563
B&G Foods, Inc.	4.625	06/01/21	440,000	440,000	441,100
Bank of America Corporation	4.000	04/01/24	500,000	498,163	510,266
Bill Barrett Corporation	7.000	10/15/22	500,000	481,689	530,000
Braskem Finance Ltd.	6.450	02/03/24	375,000	375,000	400,781
Brunswick Corporation	7.125	08/01/27	500,000	504,614	534,375
Calumet Specialty Products Partners L.P.	7.625	01/15/22	500,000	503,060	537,500
CCO Holdings Capital Corporation	5.250	09/30/22	500,000	495,702	507,500
CCO Holdings Capital Corporation	5.750	01/15/24	500,000	483,065	511,250
Centurytel, Inc.	5.000	02/15/15	500,000	502,271	510,625
CHC Helicopter SA	9.250	10/15/20	900,000	843,469	981,000
Chrysler Group, LLC	8.000	06/15/19	210,000	226,219	228,113
Chrysler Group, LLC	8.250	06/15/21	210,000	231,098	237,300
Cimarex Energy Co.	5.875	05/01/22	500,000	536,056	552,500
CIT Group, Inc.	5.000	08/15/22	500,000	500,000	517,500
CIT Group, Inc.	3.875	02/19/19	500,000	500,000	507,800
Clearwater Paper Corporation	4.500	02/01/23	500,000	495,513	485,000
Coeur d’Alene Mines Corporation	7.875	02/01/21	500,000	501,703	502,500
Commercial Metals Company	4.875	05/15/23	750,000	751,434	731,250
Continental Resources, Inc.	5.000	09/15/22	500,000	510,056	543,750
CVR Refining LLC	6.500	11/01/22	350,000	338,566	369,250
DaVita, Inc.	5.750	08/15/22	500,000	500,000	534,375
Duke Realty Limited Partnership	3.875	10/15/22	500,000	506,140	508,954

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Interest	Due	Principal		Market
Corporate Public Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Ensco PLC	3.250%	03/15/16	$600,000	$599,115	$624,449
Equifax, Inc.	4.450	12/01/14	500,000	501,739	508,039
GATX Corporation	4.750	05/15/15	500,000	497,231	517,931
General Electric Capital Corporation	5.500	01/08/20	500,000	498,772	579,603
HCA Holdings, Inc.	3.750	03/15/19	500,000	500,000	504,375
Headwaters, Inc.	7.625	04/01/19	305,000	305,109	325,588
HealthSouth Corporation	7.750	09/15/22	405,000	405,819	441,956
Hertz Corporation	6.750	04/15/19	220,000	217,559	233,200
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	498,750
Icahn Enterprises L.P.	4.875	03/15/19	475,000	475,000	489,250
Icahn Enterprises L.P.	6.000	08/01/20	600,000	611,308	642,750
International Game Technology	7.500	06/15/19	500,000	499,834	568,375
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,970	506,250
Johnson Controls, Inc.	5.500	01/15/16	500,000	471,666	534,893
Kraft Foods, Inc.	5.375	02/10/20	500,000	510,857	574,749
Lazard Group LLC	4.250	11/14/20	500,000	498,483	523,848
Lear Corporation	4.750	01/15/23	375,000	368,249	373,125
Lennar Corporation	4.750	11/15/22	375,000	369,756	373,125
Linn Energy, LLC	8.625	04/15/20	500,000	504,492	540,000
Masco Corporation	7.125	03/15/20	350,000	349,999	411,852
MasTec, Inc.	4.875	03/15/23	500,000	490,281	492,500
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,075,600
Morgan Stanley	5.500	01/26/20	500,000	498,311	572,283
NBC Universal Media LLC	5.150	04/30/20	500,000	499,527	573,772
Nexeo Solutions LLC	8.375	03/01/18	20,000	20,000	20,200
Omnova Solutions, Inc.	7.875	11/01/18	750,000	760,968	787,500
Peabody Energy Corporation	6.000	11/15/18	500,000	500,448	521,250
Perry Ellis International, Inc.	7.875	04/01/19	375,000	372,148	388,125
Precision Drilling Corporation	6.625	11/15/20	250,000	256,313	267,500
Qwest Diagnostic, Inc.	4.750	01/30/20	500,000	499,175	540,893
Regency Energy Partners LP	5.875	03/01/22	425,000	418,257	461,656
Rosetta Resources Inc.	5.875	06/01/22	500,000	500,000	522,500
R.R. Donnelley & Sons Company	6.000	04/01/24	500,000	500,000	505,000
ServiceMaster Company	7.000	08/15/20	500,000	500,000	531,875
Sprint Nextel Corporation	6.000	12/01/16	500,000	507,435	544,375
Steelcase, Inc.	6.375	02/15/21	500,000	506,362	574,766
Stone Energy Corporation	7.500	11/15/22	500,000	514,268	551,250
Tech Data Corporation	3.750	09/21/17	500,000	504,965	523,868
Time Warner Cable, Inc.	5.000	02/01/20	500,000	493,646	560,305

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Public Securities: (A)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

T-Mobile USA Inc.	6.464%	04/28/19	$340,000	$345,209	$357,850
T-Mobile USA Inc.	6.731	04/28/22	210,000	207,644	226,538
T-Mobile USA Inc.	6.836	04/28/23	65,000	63,656	70,769
Tronox Finance LLC	6.375	08/15/20	375,000	366,907	387,188
Tyson Foods, Inc.	4.500	06/15/22	500,000	513,977	524,343
Unit Corporation	6.625	05/15/21	500,000	494,813	533,750
Weatherford International Limited	4.500	04/15/22	500,000	518,226	531,628
Xerium Technologies, Inc.	8.875	06/15/18	416,000	434,105	442,000
Total Bonds				39,152,478	41,383,477

Common Stock - 0.01%
Nortek, Inc. (B)			100	1	8,976
Total Common Stock				1	8,976

Total Corporate Public Securities				$39,322,627	$41,562,148

Short-Term Securities:	Interest Rate/Yield^	Due Date	Principal Amount	Cost	Market Value
Commercial Paper - 4.12%
Ameren Corporation	0.260%	07/01/14	$1,500,000	$1,500,000	$1,500,000
Enbridge Inc.	0.270	07/25/14	1,500,000	1,499,730	1,499,730
Marriott International, Inc.	0.290	07/25/14	1,250,000	1,249,758	1,249,758
Pentair Finance	0.270	07/03/14	1,500,000	1,499,978	1,499,978
Total Short-Term Securities				$5,749,466	$5,749,466

Total Investments	106.01%			$144,653,728	$148,089,375
Other Assets	5.98				8,348,102
Liabilities	(11.99)				(16,745,751)
Total Net Assets	100.00%				$139,691,726

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Variable rate security; rate indicated is as of June 30, 2014.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of June 30, 2014, the values of these securities amounted to $84,945,420 or 60.81% of net assets.
^	Effective yield at purchase
PIK -	Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE - 2.85%		BROADCASTING & ENTERTAINMENT - 1.11%
AAR Corporation	$1,095,000	Lamar Media Corporation	$165,600
Alliant Techsystems Inc.	1,056,250	HOP Entertainment LLC	—
B E Aerospace, Inc.	271,563	NBC Universal Media LLC	573,772
Merex Holding Corporation	660,350	Numericable Group SA	246,300
Whitcraft Holdings, Inc.	897,989	Time Warner Cable, Inc.	560,305
	3,981,152	Sundance Investco LLC	—
AUTOMOBILE - 7.46%			1,545,977
Accuride Corp	526,700	BUILDINGS & REAL ESTATE - 3.38%
American Axle & Manufacturing, Inc.	126,000	ACP Cascade Holdings LLC	—
Avis Budget Car Rental	424,688	Duke Realty Limited Partnership	508,954
CG Holdings Manufacturing Company	1,673,840	Lennar Corporation	373,125
Chrysler Group, LLC	465,413	Masco Corporation	411,852
DPL Holding Corporation	1,696,755	MasTec, Inc.	492,500
Ideal Tridon Holdings, Inc.	192,591	Marriott International, Inc.	1,249,758
J A C Holding Enterprises, Inc.	437,496	Safway Group Holding LLC/Finance Corporation	265,000
Johnson Controls, Inc.	534,893	Sunrise Windows Holding Company	1,191,348
K & N Parent, Inc.	1,436,497	TruStile Doors, Inc.	228,677
Lear Corporation	373,125		4,721,214
Meritor, Inc.	1,075,600	CHEMICAL, PLASTICS & RUBBER - 2.11%
Ontario Drive & Gear Ltd.	914,891	Capital Specialty Plastics, Inc.	787,507
Penske Corporation	547,135	Cornerstone Chemical Company	396,563
	10,425,624	Nicoat Acquisitions LLC	595,580
BEVERAGE, DRUG & FOOD - 8.27%		Omnova Solutions, Inc.	787,500
1492 Acquisition LLC	824,381	Tronox Finance LLC	387,188
B&G Foods, Inc.	441,100		2,954,338
Eatem Holding Company	1,210,619	CONSUMER PRODUCTS - 9.69%
JBS USA Holdings, Inc.	401,250	AMS Holding LLC	230,285
F F C Holding Corporation	228,919	Baby Jogger Holdings LLC	1,080,074
GenNx Novel Holding, Inc.	1,712,213	Bravo Sports Holding Corporation	1,303,505
Golden County Foods Holding, Inc.	—	Clearwater Paper Corporation	485,000
Hospitality Mints Holding Company	1,193,182	Custom Engineered Wheels, Inc.	446,301
JMH Investors LLC	1,156,721	gloProfessional Holdings, Inc.	1,296,668
Kraft Foods, Inc.	574,749	GTI Holding Company	849,444
Snacks Parent Corporation	1,391,998	Handi Quilter Holding Company	212,583
Spartan Foods Holding Company	1,307,099	HHI Group, LLC	1,633,259
Specialty Commodities, Inc.	583,386	K N B Holdings Corporation	80,297
Tyson Foods, Inc.	524,343	Manhattan Beachwear Holding Company	1,020,563
	11,549,960	NXP BV/NXP Funding LLC	751,875

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Perry Ellis International, Inc.	$388,125	Nortek, Inc.	$8,976
Prestige Brands Holdings, Inc.	663,000	O E C Holding Corporation	470,397
R A J Manufacturing Holdings LLC	478,222	Strahman Holdings Inc	1,247,103
R.R. Donnelley & Sons Company	505,000	Truck Bodies & Equipment International	1,239,810
Tranzonic Holdings LLC	1,671,437		11,542,796
Xerium Technologies, Inc.	442,000	DIVERSIFIED/CONGLOMERATE,
	13,537,638	SERVICE - 9.34%
CONTAINERS, PACKAGING & GLASS - 1.84%		ADT Corporation	530,000
P K C Holding Corporation	501,651	A S C Group, Inc.	1,387,719
P P T Holdings LLC	1,174,625	A W X Holdings Corporation	210,000
Rose City Holding Company	86,624	Advanced Technologies Holdings	727,170
SMB Machinery Holdings, Inc.	716,023	Anglogold Holdings PLC	609,340
Vitex Packaging Group, Inc.	91,931	Apex Analytix Holding Corporation	639,815
	2,570,854	Bank of America Corporation	510,266
DISTRIBUTION - 5.70%		Church Services Holding Company	506,299
ARI Holding Corporation	1,834,227	Clough, Harbour and Associates	223,594
Blue Wave Products, Inc.	760,492	Crane Rental Corporation	1,164,923
BP SCI LLC	1,384,405	ELT Holding Company	139,073
Duncan Systems, Inc.	564,366	EPM Holding Company	696,078
Signature Systems Holding Company	968,598	Equifax, Inc.	508,039
Stag Parkway Holding Company	1,331,434	Hilton Worldwide Holdings, Inc.	796,875
WP Supply Holding Corporation	1,117,730	HVAC Holdings, Inc.	1,353,186
	7,961,252	Insurance Claims Management, Inc.	381,153
DIVERSIFIED/CONGLOMERATE,		Mail Communications Group, Inc.	180,856
MANUFACTURING - 8.26%		Nexeo Solutions LLC	20,200
A H C Holding Company, Inc.	228,178	Northwest Mailing Services, Inc.	407,929
Advanced Manufacturing Enterprises LLC	1,227,314	Safety Infrastructure Solutions	996,187
Arrow Tru-Line Holdings, Inc.	350,073	ServiceMaster Company	531,875
C D N T, Inc.	623,152	Sirius XM Radio Inc.	470,588
CTP Transportation Products, LLC	334,025		13,054,284
F G I Equity LLC	253,967	ELECTRONICS - 1.50%
G C Holdings	109,457	Belden Inc.	211,575
Hartland Controls Holding Corporation	1,800,121	Connecticut Electric, Inc.	846,828
Hi-Rel Group LLC	888,976	Jabil Circuit, Inc.	506,250
Janus Group Holdings LLC	1,754,603	Tech Data Corporation	523,868
J.B. Poindexter Co., Inc.	556,250		2,088,521
K P I Holdings, Inc.	287,175
LPC Holding Company	163,219

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value
		U-Line Corporation	$516,192
FINANCIAL SERVICES - 7.09%		U M A Enterprises, Inc.	1,236,665
Ally Financial, Inc.	$812,813	Wellborn Forest Holding Company	—
Alta Mesa Financial Services	787,500		3,404,819
Braskem Finance Ltd.	400,781	LEISURE, AMUSEMENT,
CIT Group, Inc.	1,025,300	ENTERTAINMENT - 1.91%
GATX Corporation	517,931	Brunswick Corporation	534,375
General Electric Capital Corporation	579,603	CTM Holding, Inc.	1,564,684
Icahn Enterprises L.P.	1,132,000	International Game Technology	568,375
Lazard Group LLC	523,848		2,667,434
LBC Tank Terminals Holding Netherlands B.V.	699,464	MACHINERY - 3.68%
Morgan Stanley	572,283	ABC Industries, Inc.	720,566
Pentair Finance	1,499,978	Arch Global Precision LLC	1,468,236
REVSpring, Inc.	1,350,873	E S P Holdco, Inc.	244,744
	9,902,374	Motion Controls Holdings	1,066,018
HEALTHCARE, EDUCATION &		M V I Holding, Inc.	—
CHILDCARE - 6.06%		NetShape Technologies, Inc.	1,200,495
American Hospice Management Holding LLC	1,175,627	Pacific Consolidated Holdings LLC	42,188
CHG Alternative Education Holding Company	1,046,681	Welltec A/S	399,375
DaVita, Inc.	534,375		5,141,622
GD Dental Services LLC	126,127	MEDICAL DEVICES/BIOTECH - 0.57%
ERG Holding Company LLC	1,020,003	ETEX Corporation	—
HCA Holdings, Inc.	504,375	MedSystems Holdings LLC	178,003
Healthcare Direct Holding Company	802,178	MicroGroup, Inc.	—
HealthSouth Corporation	441,956	NT Holding Company	421,785
Lifepoint Hospitals, Inc.	366,624	Precision Wire Holding Company	196,392
Qwest Diagnostic, Inc.	540,893	TherOX, Inc.	—
Strata/WLA Holding Corporation	—		796,180
Synteract Holdings Corporation	1,761,929	MINING, STEEL, IRON & NON-PRECIOUS
Touchstone Health Partnership	—	METALS - 1.74%
Wheaton Holding Corporation	149,004	Alcoa, Inc.	677,854
	8,469,772	Coeur d?Alene Mines Corporation	502,500
HOME & OFFICE FURNISHINGS, HOUSEWARES, AND		Commercial Metals Company	731,250
DURABLE CONSUMER PRODUCTS - 2.44%		Peabody Energy Corporation	521,250
Connor Sport Court International, Inc.	406,849		2,432,854
Home D'ecor Holding Company	388,752	NATURAL RESOURCES - 0.63%
Steelcase, Inc.	574,766	ArcelorMittal	548,750
Transpac Holding Company	281,595	Headwaters, Inc.	325,588
			874,338

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

OIL & GAS - 11.12%		TELECOMMUNICATIONS - 2.37%
Access Midstream Partners, L.P.	$528,125	All Current Holding Company	$251,763
Antero Resources Corporation	409,813	CCO Holdings Capital Corporation	1,018,750
Bill Barrett Corporation	530,000	Centurytel, Inc.	510,625
Cimarex Energy Co.	552,500	Sprint Corporation	164,300
Calumet Specialty Products Partners L.P.	537,500	Sprint Nextel Corporation	544,375
Continental Resources, Inc.	543,750	T-Mobile USA Inc.	655,157
CVR Refining LLC	369,250	Univision Communications	169,400
Enbridge Inc.	1,499,730		3,314,370
Ensco PLC	624,449	TRANSPORTATION - 2.71%
Forum Energy Technologies	169,600	CHC Helicopter SA	981,000
Hercules Offshore, Inc.	744,375	Hertz Corporation	233,200
Hilcorp Energy Company	690,063	MNX Holding Company	1,179,447
Hornbeck Offshore Services, Inc.	498,750	NABCO, Inc.	—
Linn Energy, LLC	540,000	Topaz Marine S.A.	538,750
MEG Energy Corporation	1,082,500	VP Holding Company	855,542
Niska Gas Storage Partners LLC	480,000		3,787,939
Petroplex Inv Holdings LLC	1,424,410	UTILITIES - 1.45%
Precision Drilling Corporation	267,500	Ameren Corporation	1,500,000
Regency Energy Partners LP	461,656	NRG Energy, Inc.	532,500
RKI Inc.	542,500		2,032,500
Rosetta Resources Inc.	522,500	WASTE MANAGEMENT / POLLUTION - 1.06%
Samson Investment Company	368,813	Aquilex Holdings LLC	169,695
Stone Energy Corporation	551,250	Terra Renewal LLC	350,860
Tesoro Logistics LP	527,500		1,476,587
Unit Corporation	533,750
Weatherford International Limited	531,628
	15,531,912	Total Investments - 106.01%	$148,089,375
PHARMACEUTICALS - 1.04%
CorePharma LLC	229,059
Forest Laboratories, Inc.	951,478
Valeant Pharmaceuticals International	265,625
	1,446,162
TECHNOLOGY - 0.63%
First Data Corporation	268,438
Sencore Holding Company	—
Smart Source Holdings LLC	608,464
	876,902

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.   History

Babson Capital Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

Babson Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $84,945,420 (60.81% of net assets) as of June 30, 2014 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities - Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2014, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2014.

Corporate Restricted Securities - Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities - Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	7.7% to	13.1%
Bonds	Cash Flows	Rate	17.0%
Equity	Market	Valuation	4.3x to	7.7x
Securities	Approach	Multiple	13.5x
		Discount	0% to 25%	5.6%
		for lack of
		marketability
		EBITDA	$0.2 million	$18.1
			to $72.3 million	million

Fair Values Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2014:

Assets	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	75,996,029	—	15,832,341	60,163,688
Common Stock - U.S.	11,347,745	—	—	11,347,745
Preferred Stock	5,472,007	—	—	5,472,007
Partnerships and LLCs	7,961,980	—	—	7,961,980
Public Securities
Bank Loans	—	—	—	—
Corporate Bonds	41,383,477	—	41,383,477	—
Common Stock - U.S.	8,976	8,976	—	—
Short-term Securities	5,749,466	—	5,749,466	—
Total	$ 147,919,680	$ 8,976	$ 62,965,284	$ 84,945,420

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

						Transfers
	Beginning					in and /	Ending
	balance at	Included				or out of	balance at
Assets	12/31/2013	in earnings	Purchases	Sales	Prepayments	Level 3	06/30/2014
Restricted Securities
Corporate Bonds	$56,939,587	$2,861,509	$7,701,507	$(1,928,806)	$(5,410,109)	$—	60,163,688
Common Stock - U.S.	9,668,741	1,918,502	717,965	(957,463)	—	—	11,347,745
Preferred Stock	6,926,282	(422,481)	(83,642)	(948,152)	—	—	5,472,007
Partnerships and LLCs	9,491,997	(276,739)	595,825	(1,849,103)	—	—	7,961,980
Public Securities
Common Stock	—	—	—	—	—	—	—
	$83,026,607	$4,080,791	$8,931,655	$(5,683,524)	$(5,410,109)	$—	84,945,420

There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from operations for the year are presented in the following accounts on the Statement of Operation:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$156,567	—

Net Realized Gain on
Investments before Taxes	$984,933	—

Net Change in Unrealized
Depreciation of
Investments Before Taxes	$2,939,291	3,967,696

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B.  Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C.  Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.  Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2014, the PI Subsidiary Trust has incurred income tax expense of $288,346.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2014, the PI Subsidiary Trust has a deferred tax liability of $255,833.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the six months ended June 30, 2014.

E.  Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

C. Basis for Board Renewal of Contract:

At a meeting of the Trustees held on April 16, 2014, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding other matters including: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST

In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

INVESTMENT PERFORMANCE

The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS

In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Babson Capital Corporate Investors, which also is advised by Babson Capital. Under the terms of its Investment Services Contract, Babson Capital Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, III and IV, L.P., each a private mezzanine fund also managed by Babson Capital, and that the fee Babson Capital Corporate Investors charged compares favorably.

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.
	5.	Purchases and Sales of Investments
			For the six
			months ended
			06/30/2014
				Proceeds
			Cost of	from
			Investments	Sales or
			Acquired	Maturities
		Corporate restricted securities	$12,061,083	$5,989,441
		Corporate public securities	5,301,422	1,591,033

ECONOMIES OF SCALE

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2014. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of June 30, 2014 is $3,435,647 and consists of $18,167,267 appreciation and $14,731,620 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $255,833 on net unrealized gains on the PI Subsidiary Trust.

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust's current net assets are near $139 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

	6.	Quarterly Results of Investment Operations (Unaudited)

4. Senior Indebtedness			March 31, 2014

MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2014, the Trust incurred total interest expense on the Note of $306,750.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
			Amount	Per Share
		Investment income	$3,338,986
		Net investment income	2,505,401	$0.24
		Net realized and unrealized
		gain on investments (net of taxes)	1,277,356	0.12

			June 30, 2014
			Amount	Per Share
		Investment income	$3,100,579
		Net investment income	2,438,053	$0.24
		Net realized and unrealized
		gain on investments (net of taxes)	4,441,559	0.43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

7. Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Friday, April 16, 2014. The Shareholders were asked to vote to re-elect as Trustees Michael H. Brown, Barbara M. Ginader, and Maleyne M. Syracuse for three year terms. The Shareholders approved the proposal. The Trust's other Trustees, William J. Barrett, Edward P. Grace, III, Robert E. Joyal, Clifford M. Noreen, and Susan B. Sweeney continued to serve their respective terms following the April 16, 2014 Annual Shareholders Meeting. The results of the Shareholder voting are set forth below.

			% of
			Shares
Shares for	Withheld	Total	Voted for
Michael H. Brown
8,528,175	341,322	8,869,497	96.15%
Barbara M. Ginader
8,518,042	351,455	8,869,497	96.04%
Maleyne M. Syracuse
8,523,295	346,202	8,869,497	96.10%

Babson Capital Participation Investors

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Babson Capital Participation Investors

Members of the Board of Trustees

William J. Barrett

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Christopher A. DeFrancis
Vice President, Secretary &
Chief Legal Officer

Sean Feeley
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Babson Capital Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Participation Investors

PI6217

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation. Mr. Klofas also presently serves as President of Babson Capital Participation Investors, another closed-end management investment company advised by Babson Capital.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

Richard E. Spencer, II is a Vice President of the Registrant and a Managing Director of Babson Capital who also manages Babson Capital's Fund Investments and Advisory Group. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

None.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Participation Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 5, 2014

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 5, 2014